EXHIBIT 16-1




October 31 1997


Securities and Exchange Commission
Mail Stop 9-5
450 50th Street, N.W.
Washington, D.C. 20549


Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Precision Systems, Inc. dated October 31, 1997.


Yours truly,



/s/ Deloitte & Touche L.L.P.























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